UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

FOOT LOCKER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the			B A R C O D E
Shareholder Meeting to Be Held on May 16, 2012

Meeting Information

FOOT LOCKER, INC.	Meeting Type: Annual Meeting
For holders as of: March 19, 2012
Date: May 16, 2012 Time: 9:00 AM EDT
	Location:	Foot Locker, Inc.
112 West 34th Street
BROKER LOGO HERE		New York, NY 10120

You are receiving this communication because you hold shares in the above named company.
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4	We encourage you to access and review all of the important information contained in the proxy materials before voting.
Investor Address Line 5
John Sample	See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report/Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 02, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items
The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors
Nominees
01	Alan D. Feldman 02 Jarobin Gilbert Jr. 03 David Y. Schwartz

The Board of Directors recommends you vote FOR the following proposal(s):

2	Ratification of the Appointment of Independent Registered Public Accounting Firm

3	Reapproval of the Performance Goals under the Foot Locker Annual Incentive Compensation Plan, as Amended and Restated

4	Advisory Approval of the Company’s Executive Compensation

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

à	0000 0000 0000

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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